EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


         The Board of Directors
         Emerson Electric Co.:


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the offering circular.




         /s/  KPMG  LLP


         St. Louis, Missouri
         February 16, 1999